SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                        --------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): February 16, 2001


                              SUSQUEHANNA MEDIA CO.
               (Exact name of registrant as specified in charter)


Delaware                             333-80523                  23-2722964
(State of other jurisdiction        (Commission                (IRS employer
of incorporation)                  file number)             identification  no.)

                     140 East Market Street, York, PA 17401
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (717) 848-5500
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Item 5.  Other Events

         Susquehanna Media Co. reported $87.7 million in consolidated revenues for the fourth quarter ended December 31, 2000. Revenues grew $11.0 million or 14% over fourth quarter last year. Quarterly operating income of $23.6 million represented a $1.8 million or 8% increase compared to the same quarter in 1999. Adjusted EBITDA of $35.2 million was $3.6 million or 11% higher than last year.

         For the year ended December 31, 2000, revenues were $320.6 million, a $49.3 million or 18% increase over 1999. Operating income of $80.6 million was $12.6 million or 19% higher than the prior year. Adjusted EBITDA for the year was $121.7 million, a $19.3 million or 19% increase over 1999. A third quarter charge that related to the valuation of a subsidiary's performance plan shares decreased consolidated operating income and Adjusted EBITDA by $3.0 million for the year.

         A conference call is scheduled to review Susquehanna Media Co.'s 2000 fourth quarter results on Tuesday, February 20, 2001 at 11:00 am EST. To participate in this conference call, please dial (800) 403-2004. The participant code is 910650.

         A notice is attached as Exhibit 99.

                                     ******

         Some of the statements herein and in the attached notice constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Certain, but not necessarily all, of such forward-looking statements can be identified by the use of forward-looking terminology, such as "believes," "expects," "may," "will," "should," or "anticipates' or the negative thereof or other variations thereof or comparable terminology, or by discussion of strategies, each of which involves risks and uncertainties. All statements other than of historical facts included herein, including those regarding market trends, the Company's financial position, business strategy, projected plans and objectives of management for future operations, are forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results or performance of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, but are not limited to, general economic and business conditions (both nationally and in the Company's markets), acquisition opportunities, expectations and estimates concerning future financial performance, financing plans, the Company's ability to service its outstanding indebtedness, the impact of competition, existing and future regulations affecting the Company's business, nonrenewal of cable franchises, decreases in the Company's customers advertising and entertainment expenditures and other factors over which the Company may have little or no control.

Item 7. Financial Statements and Exhibits

        The exhibit(s) filed herewith are set forth on the Exhibit Index hereto.

                                  EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit No.             Description
-----------             -----------

    99                  Notice dated February 16, 2001
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:   February 16, 2001         SUSQUEHANNA MEDIA CO.
                                   (Registrant)


                                    By:  /s/ Peter P. Brubaker
                                         -------------------------------------
                                         Peter P. Brubaker
                                         Chief Executive Officer and President